                                                                    EXHIBIT 28.1


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Aug-96

Deal Reference                                           93-2A             93-2B              93-2C              93-2D
                                                     --------------    --------------    ---------------    ---------------
Beginning Security Balance                           $69,696,387.48    $78,144,876.00    $136,648,947.44    $101,820,625.63
  Loans Repurchased                                             -                 -                  -                  -
  Scheduled Principal Distribution                        64,845.77         75,515.60         141,172.51         494,031.82
  Additional Principal Distribution                       10,480.44          6,425.51         319,802.07          98,155.43
  Liquidations Distribution                              499,648.82        933,275.60       1,135,547.32         961,439.62
  Accelerated Prepayments                                       -                 -                  -                  -
  Adjustments (Cash)                                            -                 -                  -                  -
  Losses/Foreclosures                                           -                 -            33,527.66                -
                                                     --------------    --------------    ---------------    ---------------
                          Ending Security Balance    $69,121,412.45    $77,129,659.29    $135,018,897.88    $100,266,998.76
                                                     ==============    ==============    ===============    ===============
Interest Distribution:
Due Certificate Holders                              $   438,311.18    $   539,240.24    $    837,974.94    $    577,798.11
Compensating Interest                                        416.22               -             1,507.84           3,291.54
Fees:
  Trustee Fee (Tx. Com. Bk.)                                 784.08            976.80           1,708.11           1,272.76
  Pool Insurance Premium (PMI Mtg. Ins.)                        -                 -                  -                  -
  Pool Insurance (GE Mort. Ins.)                          16,866.53         22,427.62                -            16,393.12
  Backup for Pool Insurance (Fin. Sec. Assur.)                  -                 -                  -                  -
  Special Hazard Insurance (Commerce and Industry)         3,310.58          2,337.84                -                  -
  Bond Manager Fee (Capstead)                              1,103.53               -             1,708.11           1,484.88
  Excess Compensating Interest (Capstead)                       -                 -                  -                  -
  Administrative Fee (Capstead)                            1,887.70               -             5,693.91           3,181.88
  Administrative Fee (Other)                                    -               (0.09)               -                  -
  Special Hazard Insurance (Aetna Casualty)                     -                 -                  -                  -
                                                     --------------    --------------    ---------------    ---------------
                                       Total Fees         23,952.42         25,742.17           9,110.13          22,332.64

Servicing Fee                                             23,392.30         24,420.24          35,680.02          29,004.14
Interest on Accelerated Prepayments                             -                 -                  -                  -
                                                     --------------    --------------    ---------------    ---------------
                      Total Interest Distribution    $   486,072.12    $   589,402.65    $    884,272.93    $    632,426.43
                                                     ==============    ==============    ===============    ===============

Loan Count                                                      254               258                482                381

Weighted Average Pass-Through Rate                         7.553804          7.490324           7.372024           6.848392

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Aug-96

Deal Reference                                                     93-2E.A           93-2E.B            93-2F             93-2G
                                                               --------------   ---------------    --------------    ---------------
Beginning Security Balance                                     $64,647,093.09   $158,018,854.97    $90,769,302.00    $194,548,959.54
  Loans Repurchased                                                      -                 -                 -                  -
  Scheduled Principal Distribution                                 302,151.56        157,349.97         88,086.89         201,612.96
  Additional Principal Distribution                                 27,360.07         39,249.79        105,459.61         126,635.88
  Liquidations Distribution                                              -         1,394,454.79      2,181,689.20       1,284,339.74
  Accelerated Prepayments                                                -                 -                 -                  -
  Adjustments (Cash)                                                     -                 -                 -                  -
  Losses/Foreclosures                                                    -                 -                 -                  -
                                                               --------------   ---------------    --------------    ---------------
                                   Ending Security Balance     $64,317,581.46   $156,427,800.42    $88,394,066.30    $192,936,370.96
                                                               ==============   ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                                        $   362,193.49   $    933,319.73    $   624,718.59    $  1,163,795.92
Compensating Interest                                                    -             5,087.74              -              2,880.53
Fees:
  Trustee Fee (Tx. Com. Bk.)                                           700.34          1,711.87          1,134.59           2,188.68
  Pool Insurance Premium (PMI Mtg. Ins.)                            14,222.36         34,764.15              -                  -
  Pool Insurance (GE Mort. Ins.)                                         -                 -            26,050.85               -
  Backup for Pool Insurance (Fin. Sec. Assur.)                           -                 -                 -                  -
  Special Hazard Insurance (Commerce and Industry)                       -                 -                 -                  -
  Bond Manager Fee (Capstead)                                          808.09          1,975.24              -              2,431.86
  Excess Compensating Interest (Capstead)                                -                 -             2,910.72               -
  Administrative Fee (Capstead)                                      2,289.63          5,596.67              -              8,106.36
  Administrative Fee (Other)                                             -                 -                 1.14               -
  Special Hazard Insurance (Aetna Casualty)                              -                 -             2,715.51               -
                                                               --------------   ---------------    --------------    ---------------
                                              Total Fees            18,020.42         44,047.93         32,812.81          12,726.90

Servicing Fee                                                       18,454.08         42,325.36         28,755.51          49,013.82
Interest on Accelerated Prepayments                                      -                 -                 -                  -
                                                               --------------   ---------------    --------------    ---------------

                               Total Interest Distribution     $   398,667.99   $  1,024,780.76    $   686,286.91    $  1,228,417.17
                                                               ==============   ===============    ==============    ===============

Loan Count                                                                241               524               305                681

Weighted Average Pass-Through Rate                                   6.723151          7.126295          7.483508           7.196192


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Aug-96

Deal Reference                                                  93-2H.1            93-2H.2             93-2I           93-2I.1
                                                             --------------     --------------     --------------   --------------
Beginning Security Balance                                   $81,914,706.23     $39,802,835.00     $53,188,855.83   $55,855,262.72
  Loans Repurchased                                                     -                  -                  -                -
  Scheduled Principal Distribution                                73,717.00          38,122.85          53,886.82        50,452.42
  Additional Principal Distribution                               24,373.76           8,724.29           5,828.83         3,399.90
  Liquidations Distribution                                    2,597,292.74       1,078,864.30         328,959.29       671,799.59
  Accelerated Prepayments                                               -                  -                  -                -
  Adjustments (Cash)                                                    -                  -               (70.05)             -
  Losses/Foreclosures                                                   -                  -           565,303.65              -
                                                             --------------     --------------     --------------   --------------
                                   Ending Security Balance   $79,219,322.73     $38,677,123.56     $52,234,947.29   $55,129,610.81
                                                             ==============     ==============     ==============   ==============
Interest Distribution:
Due Certificate Holders                                      $   503,790.08     $   274,673.07     $   331,320.66   $   345,507.20
Compensating Interest                                                   -                  -                  -                -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                       1,023.93             497.52             664.83           698.18
  Pool Insurance Premium (PMI Mtg. Ins.)                                -                  -                  -                -
  Pool Insurance (GE Mort. Ins.)                                  24,082.91          11,423.38          15,123.33        16,421.45
  Backup for Pool Insurance (Fin. Sec. Assur.)                          -                  -                  -                -
  Special Hazard Insurance (Commerce and Industr  y)                    -                  -                  -                -
  Bond Manager Fee (Capstead)                                           -                  -                  -                -
  Excess Compensating Interest (Capstead)                          8,196.58                -                  -             804.54
  Administrative Fee (Capstead)                                    3,413.11                -                  -           2,327.28
  Administrative Fee (Other)                                            -               386.36             402.40              -
  Special Hazard Insurance (Aetna Casualty)                        2,122.96           1,190.80           1,591.21         1,447.58
                                                             --------------     --------------     --------------   --------------
                                                Total Fees        38,839.49          13,498.06          17,781.77        21,699.03

Servicing Fee                                                     25,598.33          13,124.21          16,621.53        17,454.77
Interest on Accelerated Prepayments                                     -                  -                  -                -
                                                             --------------     --------------     --------------   --------------
                               Total Interest Distribution   $   568,227.90     $   301,295.34     $   365,723.96   $   384,661.00
                                                             ==============     ==============     ==============   ==============

Loan Count                                                              286                130                197              215

Weighted Average Pass-Through Rate                                 7.380214           7.493125           7.485841         7.422911

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Aug-96

Deal Reference                                                  93-2I.2              1995-A             1996-A             1996-B
                                                             --------------     ---------------    --------------    ---------------
Beginning Security Balance                                   $62,978,906.09     $130,985,053.81    $92,533,031.81    $194,631,076.66
  Loans Repurchased                                                     -                   -                 -                  -
  Scheduled Principal Distribution                                53,814.52          104,780.88         83,429.67         169,664.30
  Additional Principal Distribution                                4,520.56          186,418.75         40,102.99          16,896.01
  Liquidations Distribution                                    2,292,784.76        1,981,804.24      1,876,756.25       4,189,308.42
  Accelerated Prepayments                                               -                   -                 -                  -
  Adjustments (Cash)                                                    -                   -                 -                  -
  Losses/Foreclosures                                                   -                   -                 -                  -
                                                             --------------     ---------------    --------------    ---------------
                                  Ending Security Balance    $60,627,786.25     $128,712,049.94    $90,532,742.90    $190,255,207.93
                                                             ==============     ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                                      $   390,986.60     $    805,023.78    $   569,692.22    $  1,197,347.60
Compensating Interest                                                   -                   -                 -                  -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                         787.24            1,091.54          1,156.66           2,432.89
  Pool Insurance Premium (PMI Mtg. Ins.)                          18,174.66                 -                 -            52,599.05
  Pool Insurance (GE Mort. Ins.)                                        -             49,119.39         26,649.51                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                     2,922.68                                   -             4,456.30
  Special Hazard Insurance (Commerce and Industry)                      -                                     -                  -
  Bond Manager Fee (Capstead)                                           -                                     -                  -
  Excess Compensating Interest (Capstead)                          4,495.35            4,818.13          4,382.37          11,633.83
  Administrative Fee (Capstead)                                    2,624.00            3,617.76          3,855.54           8,109.65
  Administrative Fee (Other)                                            -                   -                 -                  -
  Special Hazard Insurance (Aetna Casualty)                        1,884.11            3,001.74          2,120.55           5,628.08
                                                             --------------     ---------------    --------------    ---------------
                                               Total Fees         30,888.04           61,648.56         38,164.63          84,859.80

Servicing Fee                                                     19,680.89           40,932.93         25,831.39          56,591.41
Interest on Accelerated Prepayments                                     -                   -                 -                  -
                                                             --------------     ---------------    --------------    ---------------
                              Total Interest Distribution    $   441,555.53     $    907,605.27    $   633,688.24    $  1,338,798.81
                                                             ==============     ===============    ==============    ===============

Loan Count                                                              239                 557               318                634

Weighted Average Pass-Through Rate                                 7.449858            7.375105          7.387964            7.38226